UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7740
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 725-6666
Date of fiscal year end: July 31

Date of reporting period: July 31, 2006

ITEM 1.    REPORT TO STOCKHOLDERS.
            The Annual Report to Stockholders is filed herewith.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
   ANNUAL REPORT

JULY 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Annual Report • July 31, 2006
What’s
Inside

Fund Objective

The investment objective of the Fund is to manage a portfolio of fixed income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.

Letter from the Chairman	I
Manager Overview	1
Fund at a Glance	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Board Approval of Management and Subadvisory Agreements	25
Additional Information	28
Annual Chief Executive Officer and Chief Financial Officer Certification	32
Dividend Reinvestment Plan	33
Important Tax Information	34
   “Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the 12-month period of this report. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. We believe this economic turnaround was prompted by both strong consumer and business spending. In the second quarter of 2006, GDP growth was a more modest 2.9%, according to the Commerce Department’s preliminary estimate. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%.

However, after the reporting period ended, the Fed paused from raising rates in August. In its official statement, the Fed said “. . . the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Both short- and long-term yields rose over the reporting period, causing the overall bond market to post only a modest gain. During the 12 months ended July 31, 2006, two-year
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      I

Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the 12-month period of this report as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 1.46%.
The high yield market generated positive returns during the reporting period, supported by strong corporate profits and low default rates. These factors tended to overshadow several company specific issues, mostly in the automobile industry. During the 12-month period ended July 31, 2006, the Citigroup High Yield Market Index[v] returned 3.77%.
Despite weakness late in the reporting period, emerging markets debt produced positive results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 8.31%. A strong global economy, solid domestic spending and high energy and commodity prices supported many emerging market countries. In our opinion, these positives more than offset the negatives associated with rising U.S. interest rates.
Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

                                      Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.
II     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 30, 2006
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      III

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Manager Overview
Following the purchase of substantially all of Citigroup’s asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 26, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became investment adviser for the Fund effective August 1, 2006.
   Western Asset Management Company (“Western Asset”) became the subadviser for the Fund, under a new subadvisory agreement between LMPFA and Western Asset, effective August 1, 2006. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser, as applicable, the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.
   In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset 2008 Worldwide Dollar Government Term Trust Inc. in October 2006.

Q.	What were the overall market conditions during the Fund’s reporting period?
A. Despite a variety of significant headwinds, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexi, generated a positive return over the 12-month reporting period ended July 31, 2006, as it gained 1.46%.
   Over the reporting period, the bond market was impacted by a strong economy, numerous inflationary pressures and continued rate hikes by the Federal Reserve Board (“Fed”)ii. To gain some perspective on how far we’ve come in terms of interest rates, consider the following; in May 2004, the federal funds rateiii, a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.
   Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed was certainly true to its word, as it instituted 17 straight 0.25% rate hikes and the federal funds rate was 5.25% at the end of the reporting period.
   Given the solid economy and rising rate environment, both short- and long-term Treasury yields rose over the reporting period. During the 12 months ended July 31, 2006, two-year Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report      1

Performance Review
For the 12 months ended July 31, 2006, the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. returned 7.16%, based on its net asset value (“NAV”)iv and 3.40% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmarks, the JPMorgan Emerging Markets Bond Index Globalv, returned 8.31% and its Lipper Global Income Closed-End Funds Category Averagevi increased 5.23% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.
   During the 12-month period, the Fund made distributions to shareholders totaling $0.7660 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of July 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of July 31, 2006 (unaudited)

Price	12-Month
Per Share	Total Return

$11.50 (NAV)	7.16%

$10.81 (Market Price)	3.40%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, in additional shares.

Q.	What were the most significant factors affecting Fund performance?
What were the leading contributors to performance?
    A. During the reporting period, performance was driven by the Fund’s emerging market debt exposure. The asset class was supported by positive underlying market technicals and individual country fundamentals. As the period progressed, an emphasis on Brazil was particularly helpful as it was one of the better performers. In the second half of the period, the Fund’s yield curvevii position enhanced results as yields at the front-end of the curve (maturities of one year and below) rose more than intermediate term yields and the curve inverted at the front- to intermediate-end. The economy continued to show robust strength, not allowing the Fed to pause in its two year tightening campaign. As a result, the front end rose more than the market expected and a large underweight to short-term yields contributed to performance. Elsewhere, a substantial overweight to the mortgage-backed sector benefited results as volatility remained low and spreads contracted from their widening that occurred at the end of 2005.

Q.	What were the leading detractors from performance?
    A. During the first half of the reporting period, the Fund’s allocation to mortgage-backed securities, while generating positive results, underperformed emerging markets debt on a relative basis. In the second half of the period, the Fund’s long durationviii position versus the benchmark (0.3-0.8 years) was a significant negative factor as interest rates continued to rise. The Fund was structured with a long duration based on our belief that
2     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report

rates would continue to trade within the same range as the past few years. However, 10-year Treasuries broke outside of that range and the Fund suffered as a result.

Q.	Were there any significant changes to the Fund during the reporting period?
A. During the first half of the period, we decreased the Fund’s allocation to mortgage-backed securities in favor of municipal debt. A number of the Fund’s Brady Bonds were called, resulting in lower exposure to this asset class. In addition, the Fund’s leverage was modestly reduced and the Fund’s emerging market exposure was reduced slightly towards the end of the period.
Looking for Additional Information?
The Fund is traded under the symbol “SBG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSBGX on most financial websites. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/ InvestorServices.
   In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
   Thank you for your investment in the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company
August 25, 2006
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report      3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: An investment in the Fund is subject to risks, including the possible loss of the entire principal amount that you invest. Your shares, at any point, may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may invest in foreign securities that are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Fund also may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives potentially may have a large impact on the Fund’s performance.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vi	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
4     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report      5

Schedule of Investments (July 31, 2006)
SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Face
Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 97.0%
FHLMC — 37.0%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
$738,521	7.000% due 10/1/17-11/1/32 (a)	$759,571
130,000,000	5.000% due 8/14/36 (b)(c)	122,931,250
24,000,000	5.500% due 8/14/36 (b)(c)	23,317,488

	Total FHLMC	147,008,309

FNMA — 26.0%
102,000,000	Federal National Mortgage Association (FNMA), 6.500% due 8/14/36 (b)(c)	103,211,250

GNMA — 34.0%
	Government National Mortgage Association (GNMA):
40,000,000	5.000% due 8/21/36 (b)(c)	38,031,250
97,000,000	6.000% due 8/21/36 (b)(c)	97,030,264

	Total GNMA	135,061,514

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $381,285,828)	385,281,073

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.2%
	Federal Home Loan Mortgage Corp. (FHLMC):
58,923	Series 2572, Class LI, PAC-1 IO, 5.500% due 5/15/22	71
2,761,029	Series 2591, Class LI, PAC-1 IO, 5.500% due 4/15/21	32,613
14,642,933	Series 2591, Class PI, PAC-1 IO, 5.500% due 2/15/30 (a)	2,291,095
9,101,577	Series 2594, Class IO, PAC IO, 5.000% due 3/15/14	397,558
10,906,232	Series 2595, Class WT, PAC IO, 5.500% due 9/15/22	459,681
12,571,040	Series 2603, Class LI, PAC-1 IO, 5.500% due 9/15/28 (a)	1,479,052
9,588,690	Series 2617, Class IB, PAC IO, 4.500% due 8/15/12	348,091
5,497,906	Series 2617, Class IE, PAC IO, 4.500% due 5/15/15	681,524
10,619,158	Series 2638, Class DI, PAC IO, 5.000% due 5/15/23 (a)	1,870,275
3,112,498	Series 2639, Class UI, PAC-1 IO, 5.000% due 3/15/22	580,228
12,450,602	Series 2645, Class IW, PAC IO, 5.000% due 7/15/26	1,157,155
497,380	Series 2664, Class UA, PAC IO, 5.500% due 7/15/17	597
3,299,438	Series 2687, Class IA, PAC IO, 5.500% due 9/15/22	96,722
5,748,209	Series 2742, Class IL, PAC IO, 5.000% due 9/15/12	182,618
	Federal National Mortgage Association (FNMA):
5,797,638	Series 2003-90, Class UC, IO, 5.500% due 8/25/22	123,017
17,377,565	Series 2003-122, Class IB, IO, 5.000% due 5/25/16	975,457
10,061,555	Series 2004-31, Class IC, IO, 4.500% due 1/25/14	745,311
16,935,007	Series 352, Class 2, IO, 5.500% due 8/1/34 (a)	4,393,286
See Notes to Financial Statements.
6     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face
Amount	Security	Value

$19,456,330	Series 332, Class 2, IO, 6.000% due 3/1/33 (a)	$4,921,439
15,627,991	Series 337, Class 2, IO, 5.000% due 7/1/33 (a)	3,896,204
2,831,865	Government National Mortgage Association (GNMA), Series 2003-12, Class IN, PAC, IO, 5.500% due 2/16/28	150,432

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $20,296,104)	24,782,426

CORPORATE BONDS & NOTES — 1.1%
Oil, Gas & Consumable Fuels — 1.0%
4,320,000	Pemex Project Funding Master Trust, Notes, 5.750% due 12/15/15 (a)(d)	4,120,991

Road & Rail — 0.1%
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
140,000	10.250% due 6/15/07	144,025
50,000	12.500% due 6/15/12	55,250

	Total Road & Rail	199,275

	TOTAL CORPORATE BONDS & NOTES (Cost — $4,203,561)	4,320,266

MUNICIPAL BONDS (a) — 8.6%
Pennsylvania — 1.2%
	Westmoreland County, PA, GO, Refunding, Series G, FGIC-Insured:
2,665,000	Zero coupon bond to yield 3.845% due 6/1/08	2,478,796
2,515,000	Zero coupon bond to yield 3.904% due 12/1/08	2,293,001

	Total Pennsylvania	4,771,797

Texas — 7.4%
11,200,000	Austin, TX, Utility Systems Revenue, Refunding, Series A, Prior Lien, MBIA-Insured, zero coupon bond to yield 3.901% due 11/15/08	10,224,816
	Edinburg, TX, Consolidated ISD, GO, Refunding School Building, PSFG-Insured:
1,845,000	Zero coupon bond to yield 3.823% due 2/15/08	1,736,569
2,705,000	Zero coupon bond to yield 3.938% due 2/15/09	2,442,588
5,470,000	Harris County, TX, GO, Series A, FGIC-Insured, zero coupon bond to yield 3.873% due 8/15/08	5,043,614
10,535,000	Texas State Public Finance Authority, Capital Appreciation Refunding, MBIA-Insured, zero coupon bond to yield 3.810% due 2/1/08	9,933,241

	Total Texas	29,380,828

	TOTAL MUNICIPAL BONDS (Cost — $33,366,140)	34,152,625
See Notes to Financial Statements.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report      7

Schedule of Investments (July 31, 2006) (continued)

Face
Amount	Security	Value

SOVEREIGN BONDS — 22.8%
Argentina — 2.0%
	Republic of Argentina:
$6,654,036	Discount Notes, 8.280% due 12/31/33 (a)	$6,249,803
17,748,317	GDP Linked Securities, 0.000% due 12/15/35 (a)(e)	1,677,216

	Total Argentina	7,927,019

Brazil — 2.1%
	Federative Republic of Brazil:
5,980,000	11.000% due 8/17/40 (a)	7,675,330
519,000	Collective Action Securities, Notes, 8.000% due 1/15/18	562,726

	Total Brazil	8,238,056

Colombia — 2.3%
	Republic of Colombia:
6,500,000	10.000% due 1/23/12 (a)	7,491,250
1,250,000	11.750% due 2/25/20 (a)	1,725,000

	Total Colombia	9,216,250

Mexico — 1.6%
	United Mexican States, Medium-Term Notes, Series A:
3,953,000	6.375% due 1/16/13 (a)	4,069,614
2,200,000	7.500% due 4/8/33 (a)	2,448,600

	Total Mexico	6,518,214

Panama — 2.0%
	Republic of Panama:
4,740,000	8.875% due 9/30/27 (a)	5,616,900
1,818,000	9.375% due 4/1/29 (a)	2,240,685

	Total Panama	7,857,585

Peru — 1.7%
	Republic of Peru:
1,175,000	9.125% due 2/21/12 (a)	1,323,050
5,293,000	PDI, 5.000% due 3/7/17 (a)(e)	5,200,372

	Total Peru	6,523,422

Poland — 8.2%
	Republic of Poland:
16,380,000	Par Bonds, 4.000% due 10/27/24 (a)(e)	14,742,000
19,000,000	Series RSTA, 4.750% due 10/27/24 (a)(e)	17,736,500

	Total Poland	32,478,500

See Notes to Financial Statements.
8     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face
Amount	Security	Value

Russia — 2.9%
	Russian Federation:
$1,800,000	11.000% due 7/24/18 (a)(d)	$2,533,500
8,280,000	5.000% due 3/31/30 (a)(d)(e)	9,017,334

	Total Russia	11,550,834

	TOTAL SOVEREIGN BONDS (Cost — $80,911,374)	90,309,880

Warrants

WARRANTS — 2.9%
328,650	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (a) (Cost — $0)	11,667,075

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $520,063,007)	550,513,345

Face
Amount

SHORT-TERM INVESTMENTS — 56.5%
U.S. Government Agency — 0.6%
$2,200,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.010% due 9/25/06 (f)(g) (Cost — $2,183,329)	2,182,656
Repurchase Agreement — 55.9%
222,030,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement dated 7/31/06, 5.250% due 8/1/06; Proceeds at maturity — $222,062,379; (Fully collateralized by U.S. Treasury Note, 5.125% due 6/30/11; Market value — $226,471,183) (Cost — $222,030,000) (a)	222,030,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $224,213,329)	224,212,656

	TOTAL INVESTMENTS — 195.1% (Cost — $744,276,336#)	774,726,001
	Liabilities in Excess of Other Assets — (95.1)%	(377,704,961)

	TOTAL NET ASSETS — 100.0%	$397,021,040

See Notes to Financial Statements.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report      9

Schedule of Investments (July 31, 2006) (continued)

(a)	All or a portion of this security is segregated for TBA’s and mortgage dollar rolls.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2006.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Rate shown represents yield to maturity.

#	Aggregate cost for federal income tax purposes is $744,588,677.
Abbreviations used in this schedule:

FGIC  — Financial Guaranty Insurance Company
GDP  — Gross Domestic Product
GO  — General Obligation
IO  — Interest Only
ISD  — Independent School District
MBIA  — Municipal Bond Investors Assurance Corporation
PAC  — Planned Amortization Cost
PDI  — Past Due Interest
PSFG  — Permanent School Fund Guaranty
RSTA  — Revolving Short-Term Agreement
See Notes to Financial Statements.
10     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report

Statement of Assets and Liabilities (July 31, 2006)

ASSETS:
Investments, at value (Cost — $522,246,336)	$552,696,001
Repurchase agreement, at value (Cost — $222,030,000)	222,030,000
Receivable for securities sold	111,618,008
Interest receivable	2,291,944
Prepaid expenses	14,246

Total Assets	888,650,199

LIABILITIES:
Payable for securities purchased	478,273,349
Due to custodian	12,795,238
Investment management fee payable	248,718
Deferred dollar roll income	117,665
Payable to broker — variation margin on open futures contracts	66,422
Directors’ fees payable	4,426
Accrued expenses	123,341

Total Liabilities	491,629,159

Total Net Assets	$397,021,040

NET ASSETS:
Par value ($0.001 par value; 34,510,639 shares issued and outstanding; 200,000,000 shares authorized)	$34,511
Paid-in capital in excess of par value	318,104,655
Undistributed net investment income	14,864,532
Accumulated net realized gain on investments and futures contracts	35,044,653
Net unrealized appreciation on investments and futures contracts	28,972,689

Total Net Assets	$397,021,040

Shares Outstanding	34,510,639

Net Asset Value	$11.50

See Notes to Financial Statements.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report      11

Statement of Operations (For the year ended July 31, 2006)

INVESTMENT INCOME:
Interest	$28,001,897
Dividends	1,574,115
Income from securities lending	16,240

Total Investment Income	29,592,252

EXPENSES:
Investment management fee (Note 2)	2,759,957
Administration fees (Note 2)	185,966
Shareholder reports	119,002
Directors’ fees	73,880
Custody fees	63,633
Audit and tax	57,811
Transfer agent fees	37,649
Legal fees	28,705
Stock exchange listing fees	26,995
Insurance	9,313
Miscellaneous expenses	4,609

Total Expenses	3,367,520
Less: Fee waivers and/or expense reimbursements (Note 2)	(8,761)

Net Expenses	3,358,759

Net Investment Income	26,233,493

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	29,913,474
Futures contracts	6,677,168

Net Realized Gain	36,590,642

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	(33,541,842)
Futures contracts	(1,794,224)

Change in Net Unrealized Appreciation/ Depreciation	(35,336,066)

Net Gain on Investments and Futures Contracts	1,254,576

Increase in Net Assets From Operations	$27,488,069

See Notes to Financial Statements.
12     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended July 31,)

	2006	2005

OPERATIONS:
Net investment income	$26,233,493	$26,376,470
Net realized gain	36,590,642	7,571,811
Change in net unrealized appreciation/depreciation	(35,336,066)	27,462,746

Increase in Net Assets From Operations	27,488,069	61,411,027

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(22,930,933)	(22,673,490)
Net realized gains	(3,504,217)	(7,730,383)

Decrease in Net Assets From Distributions to Shareholders	(26,435,150)	(30,403,873)

Increase in Net Assets	1,052,919	31,007,154
NET ASSETS:
Beginning of year	395,968,121	364,960,967

End of year*	$397,021,040	$395,968,121

* Includes undistributed net investment income of:	$14,864,532	$11,021,861

See Notes to Financial Statements.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report      13

Financial Highlights
For a share of common stock outstanding throughout each year ended July 31:

	2006		2005		2004		2003	2002

Net Asset Value, Beginning of Year	$11.47		$10.58		$10.19		$9.06	$9.55

Income (Loss) From Operations:
Net investment income	0.78		0.76		0.73		0.72	0.91
Net realized and unrealized gain (loss)	0.02		1.01		0.54		1.29	(0.39)

Total Income From Operations	0.80		1.77		1.27		2.01	0.52

Less Distributions From:
Net investment income	(0.67)		(0.66)		(0.73)		(0.88)	(1.01)
Net realized gains	(0.10)		(0.22)		(0.15)		—	—

Total Distributions	(0.77)		(0.88)		(0.88)		(0.88)	(1.01)

Net Asset Value, End of Year	$11.50		$11.47		$10.58		$10.19	$9.06

Market Price, End of Year	$10.81		$11.22		$11.01		$10.41	$10.18

Total Return, Based on Net Asset Value Per Share(1)	7.16%		17.28%		12.75%		22.74%	5.43%

Total Return, Based on Market Price Per Share(2)	3.40%		10.15%		14.50%		11.10%	14.66%

Net Assets, End of Year (millions)	$397		$396		$365		$352	$313

Ratios to Average Net Assets:
Gross expenses	0.85%		0.86%		0.87%		0.89%	0.85%
Net expenses	0.84	% (3)	0.86%		0.87%		0.89%	0.85%
Net investment income	6.60%		6.83%		6.84%		7.17%	9.44%
Portfolio turnover rate	553	% (4)	102	% (4)	62	% (4)	24%	23%
Total mortgage dollar rolls outstanding, end of year (millions)	$381		$320		$290		$357	$240

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 1,167%, 580% and 613% for the years ended July 31, 2006, 2005 and 2004, respectively.
See Notes to Financial Statements.
14     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (the “Fund”) was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The investment objective of the Fund is to manage a portfolio of fixed income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.
   The Fund seeks to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Fund invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Fund’s investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Fund’s investment in such securities increases the risk that the Fund will return less than $10 per share in the year 2008. At July 31, 2006, a significant portion of the Fund’s investments was in sovereign debt of emerging market countries. In addition, the Fund’s investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report      15

Notes to Financial Statements (continued)
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. In the case of long financial futures contracts, additional securities are also segregated up to the current market value of the contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
   The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.
   (e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions.
16     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report

Notes to Financial Statements (continued)
Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.
   (f) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.
   The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
   (g) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
   (h) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report      17

Notes to Financial Statements (continued)
investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
   (i) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.
   (j) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (k) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
   (m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed
	Net Investment	Accumulated Net
	Income	Realized Gain

(a)	$540,111	$(540,111)

(a)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and income from mortgage-backed securities treated as capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser and administrator, Salomon Brothers Asset Management Inc
18     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report

Notes to Financial Statements (continued)
(“SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBAM, which became effective on December 1, 2005.
   Prior to December 1, 2005, the Fund paid SBAM a fee calculated at an annual rate of 0.60% of the Fund’s average weekly net assets and an administration fee calculated at an annual rate of 0.15% of the Fund’s average weekly net assets up to $250 million and 0.125% of the Fund’s average weekly net assets in excess of $250 million for its services.
   Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable.
   Under the new investment management agreement, which includes the provision of administrative services, the Fund pays SBAM a management fee payable monthly and calculated at an annual rate of 0.75% of the Fund’s average weekly net assets up to $250 million and 0.725% of the Fund’s average weekly net assets in excess of $250 million for its services.
   During the year ended July 31, 2006, SBAM waived a portion of its management fee amounting to $8,761.
   Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments
During the year ended July 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	U.S. Government &
	Agency Obligations	Investments

Purchases	$3,400,459,497	$42,312,627

Sales	3,329,347,132	210,071,829

   At July 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$31,041,623
Gross unrealized depreciation	(904,299)

Net unrealized appreciation	$30,137,324

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report      19

Notes to Financial Statements (continued)
   At July 31, 2006, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Sell	Contracts	Date	Value	Value	Loss

U.S. Treasury 5 Year Notes	185	9/06	$19,279,544	$19,280,469	$(925)
U.S. Treasury 10 Year Notes	1,848	9/06	194,469,699	195,945,750	(1,476,051)

Net Unrealized Loss on Open Futures Contracts					$(1,476,976)

   The average monthly balance of dollar rolls outstanding for the Fund for the year ended July 31, 2006 was approximately $332,834,706. For the year ended July 31, 2006, the Fund recorded interest income of $3,675,814 related to such mortgage dollar rolls. At July 31, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $380,727,657. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at July 31, 2006 included Banc of America LLC ($356,442,422).
   At July 31, 2006, the Fund held TBA securities with a total cost of $380,727,657.

4.	Distributions Subsequent to July 31, 2006
On May 3, 2006, the Board of Directors (“Board”) of the Fund declared a distribution in the amount of $0.0630 per common share payable on August 25, 2006 to shareholders of record on August 22, 2006. In addition, on July 25, 2006, the Fund’s Board declared a long-term capital gain distribution of $0.0630 per common share payable on September 29, 2006 to shareholders of record on September 22, 2006, and two distributions of $0.0630 per common share payable on October 27, 2006 and November 24, 2006 to shareholders of record on October 20, 2006 and November 17, 2006, respectively.

5.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2006	2005

Distributions paid from:
Ordinary income	$25,834,665	$27,706,891
Net Long-term Capital Gains	600,485	2,696,982

Total Taxable Distributions	$26,435,150	$30,403,873

20     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report

Notes to Financial Statements (continued)
   As of July 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$5,070,099
Undistributed long-term capital gains — net	33,136,404

Total undistributed earnings	$38,206,503
Other book/tax temporary differences(a)	12,015,023
Unrealized appreciation/(depreciation)(b)	28,660,348

Total accumulated earnings/(losses) — net	$78,881,874

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and the Fund’s retention of tax-exempt income.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax amortization methods for premiums on fixed income securities.

6.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report      21

Notes to Financial Statements (continued)
to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.
   The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.
   On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.
   This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

7.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.
22     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report

Notes to Financial Statements (continued)

8.	Subsequent Events
Effective August 1, 2006, under a new management agreement, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the investment adviser for the Fund. Effective August 1, 2006, Western Asset Management Company (“Western Asset”) became subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser, as applicable, the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.
   In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset 2008 Worldwide Dollar Government Term Trust Inc. in October 2006.

9.	Recent Accounting Pronouncement
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report      23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Salomon Brothers 2008 Worldwide Dollar
Government Term Trust Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the each of the years in the three-year period then ended July 31, 2004 were audited by other independent registered public accountants whose report thereon, dated September 22, 2004, expressed an unqualified opinion on that financial statement and those financial highlights.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc., as of July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
New York, New York
September 25, 2006
24     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)
At a meeting held in person on June 26, 2006 the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.
   The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.
   The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.
   The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      25

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)
against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.
   The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.
   The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.
   In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.
   The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it
26     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)
will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.
   In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      27

Additional Information (unaudited)
Information about Directors and Officers
The business and affairs of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served(1)	Years	the Fund)	by Director

Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Audit and Nominating Committees, Class III	Since 2002	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Audit and Nominating Committees, Class III	Since 1993	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Audit and Nominating Committees, Class II	Since 2001	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisers, L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Audit and Nominating Committees, Class II	Since 2003	President, W R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco P.L.C.	44	Director, Associated Banc-Corp.
28     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Additional Information (unaudited) (continued)

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served(1)	Years	the Fund)	by Director

Riordan Roett The Johns Hopkins University 1710 Massachusetts Ave, NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Audit and Nominating Committees, Class I	Since 1995	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Audit and Nominating Committees, Class I	Since 1993	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Fund
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      29

Additional Information (unaudited) (continued)

Number of
Portfolios
in Fund
		Term of		Complex
		Office and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served(1)	Years	the Fund)	by Director

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002- 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason.

			Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A
30     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Additional Information (unaudited) (continued)

Number of
Portfolios
in Fund
		Term of		Complex
		Office and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served(1)	Years	the Fund)	by Director

Wendy S. Setnicka Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; Formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2007, year 2008, and year 2006, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until the next year and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an employee of Legg Mason.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      31

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)
The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.
32     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Dividend Reinvestment Plan (unaudited)
Pursuant to certain rules of the SEC, the following additional disclosure is provided.
   Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), stockholders may elect to have all distributions, including returns of capital, if any, automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in Fund shares pursuant to the Plan. Each registered stockholder will receive from the Fund, as soon as practicable, an authorization card to be signed and returned if the stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.
   The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan.
   The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan.
   There is no charge to participants for reinvesting distributions. The Plan Agent’s fees for the reinvestment of distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
   The reinvestment of distributions under the Plan will not relieve participants of any federal income tax that may be payable on such distributions.
   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York New York 10038.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      33

Important Tax Information (unaudited)
The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2006.

Record Date:	12/27/2005
Payable Date:	12/30/2005

Long-Term Capital Gain Dividend	$0.017400

Please retain this information for your records.
34     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

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Salomon Brothers
2008 Worldwide Dollar
Government Term Trust Inc.

DIRECTORS
Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Riordan Roett Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA
President and
Chief Executive Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Ted P. Becker
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.
125 Broad Street 10th Floor, MF-2 New York, New York 10004

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISER
Western Asset Management Company

CUSTODIAN
State Street Bank & Trust Company 225 Franklin Street Boston, Massachusetts 02110

TRANSFER AGENT
American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
SBG

This report is transmitted to the shareholders of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

SAM0906  7/06 SR06-142

Salomon Brothers
2008 Worldwide Dollar
Government Term Trust Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC- 0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended July 31, 2006. The aggregate fees billed in the last two fiscal years ending July 31, 2005 and July 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,000 in 2005 performed by PwC and $53,000 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $1,205 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $5,700 in 2005 and $5,988 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of July 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc., requiring pre-approval by the Audit Committee for the year ended July 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. during the reporting period was $2.7 million for the year ended July 31, 2005.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. during the reporting period was $75,000 and $0 for the years ended July 31, 2005 and July 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman Daniel P. Cronin Leslie H. Gelb William R. Hutchinson Riordan Roett Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management [1](CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated

position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM

Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Matthew C.Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Research Analyst at Western Asset Management since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.
(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL
The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of July 31 , 2006.
Other Accounts Managed by Portfolio Managers
     The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment
Manager(s)	Companies	Vehicles	Other Accounts
S. Kenneth Leech‡	123 registered investment companies with $86.3 billion in total assets under management	22 Other pooled investment vehicles with $24.4 billion in assets under management	1,014 Other accounts with $328.2 billion in total assets under management*

Stephen A. Walsh‡	123 registered investment companies with $86.3 billion in total assets under management	22 Other pooled investment vehicles with $24.4 billion in assets under management	1,014 Other accounts with $328.2 billion in total assets under management*

Keith J. Gardner‡	6 registered investment companies with $741 million in total assets under management	4 Other pooled investment vehicles with $1.7 billion in assets under management	14 Other accounts with $3.3 billion in total assets under management**

Mathew C. Duda‡	6 registered investment Companies with $741 million in total assets Under management	4 Other pooled investment vehicles with $1.7 billion in assets under management	14 Other accounts with $3.3 billion in total assets under management**

*	Includes 97 accounts managed, totaling $30.5 billion, for which advisory fee is performance based.

**	Includes 1 account managed, totaling $12.8 million, for which advisory fee is performance based.

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.
(a)(3): Portfolio Manager Compensation
With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.
Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.
In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.
Potential Conflicts of Interest
Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.
It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.
A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.
(a)(4): Portfolio Manager Securities Ownership
     The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of July 31, 2006.

Dollar Range of
Portfolio Securities
Portfolio Manager(s)	Beneficially Owned
S. Kenneth Leech	E
Stephen A. Walsh	A
Matthew C. Duda	A
Keith J. Gardner	A

Dollar Range ownership is as follows:
A: none
B: $1 — $10,000
C: 10,001 — $50,000
D: $50,001 — $100,000
E: $100,001 — $500,000
F: $500,001 — $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Date: October 6, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Date: October 6, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Date: October 6, 2006